UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

MEDIACOM BROADBAND LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-72440	06-1615412
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Mediacom Way

Mediacom Park, NY 10918

(Address of principal executive offices)

Registrant’s telephone number: (845) 443-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The operating subsidiaries of Mediacom Broadband LLC have a senior secured bank credit facility (the “credit facility”) that consists of $375.0 million of revolving credit commitments and $1,019.3 million of term loans. On June 4, 2019, Mediacom Broadband LLC made a cash distribution aggregating $200.0 million to its parent, Mediacom Communications Corporation, which was fully funded with borrowings under the revolving credit commitments of the credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2019

Mediacom Broadband LLC

By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer